Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Lauren P. Silvernail, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of ISTA Pharmaceuticals, Inc. on Form 10-Q for the quarterly period ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q for the period ended June 30, 2003 fairly presents in all material respects the financial condition and results of operations of ISTA Pharmaceuticals, Inc.

Date: August 14, 2003	/s/ Lauren P. Silvernail

Lauren P. Silvernail, Chief Financial Officer and Vice President, Corporate Development